SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): June 16,2004
                                                            ------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                     Delaware            0-9624        22-2332039
         ---------------------------- ------------ -------------------
         (State or other jurisdiction (Commission  (I.R.S. Employer
               of incorporation)      File Number)  Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
  -----------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

ITEM 2.  Acquisition or Disposition of Assets.

     On June 16, 2004, International Thoroughbred Breeders, Inc. and its wholly-owned subsidiary, Orion Casino Corporation (collectively, the "Company"), consummated the sale of the promissory note in the face amount of $23 Million payable to the Company by Turnberry/Las Vegas Boulevard, L.L.C. (the "Las Vegas Note"). The purchaser of the Las Vegas Note was Cherry Hill at El Rancho LP (the "Buyer"), a limited partnership which is affiliated with the maker of the Las Vegas Note.

     The following is a summary of the principal terms of the sale of the Las Vegas Note. The summary does not purport to be a complete summary and is qualified in its entirety by reference to the binding letter of intent which was filed as an exhibit to the Company's Report on Form 8-K filed on February 24, 2004, and to the documents, referred to below, which are filed as an exhibit to this Report.

     In exchange for the Las Vegas Note, the Company has received cash payments from the Buyer of $2.8 Million, a non-recourse loan from Turnberry Development, L.L.C., an affiliate of the Buyer, in the amount of $5 Million and a promissory note issued by Soffer/Cherry Hill Partners, L.P. ("Cherry Hill Partners"), another affiliate of the Buyer, in the principal amount of $35,842,027 (the "Cherry Hill Note"). The principal amount of the Cherry Hill Note equals the difference between the unpaid principal plus all accrued and unpaid interest (at 22%) under the Las Vegas Note, less the $2.8 million in purchase price payments and $5 million non-recourse loan paid to the Company. As further consideration, the Company received the right to use aircraft owned or leased by the Buyer or its affiliates, for up to 64 hours in total, which the Company values at approximately $224,000. The consideration received by the Company in exchange for the Las Vegas Note was negotiated at arms-length with the Buyer and the Buyers' affiliates. To the extent such consideration may result in the sale of the Las Vegas Note at a discount, such discount reflects, among other things, the Company's need to monetize the Las Vegas Note in order to obtain working capital as a result of the severe, creditor-imposed restrictions on the Company's operating subsidiary, ITG Vegas, Inc., to distribute profits from its operations to the parent company.

     The Company is not liable for repayment of the principal of the $5 million loan included in the foregoing consideration. However, the Company is obligated to pay interest and fees on such loan aggregating $600,000 per year ($50,000 per month) for five (5) years.

     The Cherry Hill Note received by the Company matures in 2015 and is similar to the Las Vegas Note which was sold, in that both generally are payable prior to maturity only from distributable cash of the maker. The Las Vegas Note was payable prior to maturity from distributable cash of the entity which had purchased, in May of 2000, the real property (the "El Rancho Property")
previously owned by our Orion Casino Corporation subsidiary in Las Vegas, Nevada, which had been the site of the former El Rancho Hotel and Casino. Since the maker of the Las Vegas Note has not yet finalized plans for development of that property, the time at which the Company might have received payments under the Las Vegas Note (had it not been sold) remained uncertain. The obligor under the Cherry Hill Note is one of the principal partners in the entity which purchased the Garden State Park real property from a Company subsidiary in November of 2000, and such obligor will only have funds with which to pay the Cherry Hill Note out of its profits from the development of Garden State Park. The development of Garden State Park, located in Cherry Hill, New Jersey, has been delayed as a result of community opposition to certain elements of the development plan, and, while the Company believes that the development plan is now moving forward, the timing and amount of profits there also remains uncertain. The Company already holds a promissory note in the face amount of $10 million, received from the purchaser of Garden State Park in connection with the sale of such real property, which the Company expects will be fully paid in time. While the Company expects that note to be fully paid, it is not optimistic that this new Cherry Hill Note will be fully paid, and accordingly, we will write down the new note on our books. The interest portion of the Las Vegas note amounting to approximately $20,866,000 has never been included as income on the Company's books, therefore the interest capitalized under the new note is not subject to a write down. The remaining portion of the new note will be written down to $6,125,289 which will result in an impairment write off of the new note of $11,439,951, recorded in the 4th quarter of the Company's June 30, 2004 fiscal year. The Company had previously recorded deferred income of $1,439,951 on the original sale of the El Rancho property in May, 2000, which amount will be used to reduce the impairment write off to $10,000,000. The Attached Proforma financial statements are presented to reflect this transaction as if it had occurred at the beginning of the Company's last fiscal year.

     The new Cherry Hill Note is secured by a pledge of stock owned by Raymond Parello, an affiliate of Buyer, in Palm Beach Empress, Inc., representing fifty percent (50%) of the stock in that company. Palm Beach Empress, Inc. is an entity formed to acquire a second vessel which will be chartered to a subsidiary of the Company, and the Company expects to operate that second vessel as a casino cruise ship, similar to the operation of the casino "cruise to nowhere" business conducted by a subsidiary of the Company since April of 2001. The other fifty percent (50%) of the stock in Palm Beach Empress, Inc. is owned by Palm Beach Maritime Corporation, formerly named MJQ Corporation, a corporation owned by Francis W. Murray, the Company's Chief Executive Officer. Palm Beach Maritime Corporation presently owns and charters to a subsidiary of the Company the Palm Beach Princess vessel, the operation of which is the Company's primary operating business.

     Significantly, Mr. Parello will have the right to acquire the Cherry Hill Note from the Company in exchange for his stock in Palm Beach Empress, Inc. Such "put" option held by Mr. Parello (giving him the right to put his stock in Palm Beach Empress, Inc. to the Company in exchange for the Cherry Hill Note) will effectively limit the value to the Company of the Cherry Hill Note to the value of Mr. Parello's one-half interest in Palm Beach Empress, Inc. Mr. Parello's put right will be exercisable upon the later to occur of (1) payment by or for the account of Cherry Hill Partners of $483,205.48 under the Cherry Hill Note, and
(2) payment of the entire principal balance of the non-recourse loan received by our Orion subsidiary in the principal amount of $5 million, referred to above (upon which repayment the Company's obligation to pay interest and fees of $600,000 per year on such loan would end). Such put-option is set forth in the Shareholders' Agreement among Palm Beach Empress, Inc., Raymond Parello and Palm Beach Maritime Corporation, to which our Orion subsidiary has joined solely for the purpose of confirming its agreement to the put option.

     In the event Mr. Parello receives any dividends or other distributions on, or proceeds from any sale, of his shares in Palm Beach Empress, Inc., the same will be applied as a mandatory prepayment of the Cherry Hill Note.

     In addition, if, before July 31, 2005, there is a sale or other disposition of the El Rancho Property, or a sale or other disposition of the entire direct or indirect interest of the owner of such property, then fifty percent (50%) of any profit in excess of $10 million realized on such sale also shall be paid to us as a mandatory prepayment of the Cherry Hill Note. The July 31, 2005 deadline by which a sale of the El Rancho Property would have to occur in order to trigger a possible prepayment to the Company will be extended to January 31, 2006 if a portion, but less than all, of the El Rancho Property or of the Owner's direct or indirect ownership interest is sold before July 31, 2005.

     In its assessment of the fair value of the Cherry Hill Note, the Company has estimated the sale of the El Rancho property prior to July 31, 2005 to have a value of approximately $1,350,000. If a sale does not occur prior to July 31, 2005 it is anticipated that the Company would take an additional impairment write down against the Cherry Hill Note of approximately $1,350,000 in its fiscal year ending June 30, 2005.

ITEM 7 - Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information

          Pro Forma Financial Statements are attached hereto.

     (c)  Exhibits

     The following exhibits are filed with this Report:

   EXHIBIT                            DESCRIPTION


     10.1 Promissory Note of Soffer/Cherry Hill Partners, LP dated June 16, 2004, in the principal amount of $35,842,027.


     10.2 Agreement  dated  June  16,  2004,  among  Orion  Casino  Corporation,
          Turnberry/Las   Vegas  Boulevard.,   L.L.C.  and  Turnberry/Las  Vegas
          Boulevard., L.P.


     10.3 Pledge Agreement dated June 16, 2004, between Raymond Parello and Orion Casino Corporation.


     10.4 Shareholders' Agreement dated June 16, 2004, among Palm Beach Empress, Inc., Raymond Parello and Palm Beach Maritime Corporation,formerly MJQ Corporation.


     10.5 Letter Agreement dated June 16, 2004, between Cherry Hill at El Rancho LP and Orion Casino Corporation.



                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. INTERNATIONAL THOROUGHBRED BREEDERS, INC.

                               By:  S/Francis W. Murray
                                    -------------------
                                      Francis W. Murray
                                      Chief Executive Officer

Date:  July 6,2004

INTERNATIONAL THOROUGHBRED BREEDERS, INC. AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

Item 7: Financial statements

         Pro Forma Financial Statements - Introduction (Unaudited) ....F-1

         Notes to Pro Forma Financial Statements (Unaudited)...........F-2

         Pro Forma Balance Sheet as of March 31, 2004 (Unaudited)......F-3, F-4

         Pro Forma Statement of Operations for the nine months ended
         March 31, 2004 (Unaudited) ...................................F-5

         Pro Forma Statement of Operations for the year ended
         June 30, 2003.....(Unaudited).................................F-6

INTERNATIONAL THOROUGHBRED BREEDERS, INC. AND SUBSIDIARIES

PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------


The following pro forma balance sheet as of March 31, 2004 and statements of operations for the nine months ended March 31, 2004 and the year ended June 30, 2003 give effect to the sale by International Thoroughbred Breeders, Inc. ("ITB") of the promissory note in the face amount of $23 Million payable to the Company by Turnberry/Las Vegas Boulevard, LLC. (the "Las Vegas Note"). The purchaser of the Las Vegas Note was Cherry Hill at El Rancho LP (the "Buyer"), a limited partnership which is affiliated with the maker of the Las Vegas Note.

The pro forma information has been prepared by management based on the historical financial statements of ITB giving effect to the transactions using generally accepted accounting principles and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma information may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future.

The pro forma statements of operations give effect to these transactions as if they had occurred at the beginning of the fiscal year ended June 30,2003. The historical statements of operations will reflect the effects of these transactions from the date on which they occurred. The pro forma balance sheet gives effect to the transaction as if it occurred at the balance sheet date. The pro forma statements are based on the historical financial statements of ITB and should be read in conjunction with the historical financial statements as filed under Forms 10K and 10Q.

INTERNATIONAL THOROUGHBRED BREEDERS, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------


(1)  To reflect $1,400,000 in cash received at closing.

(2)  To reflect a value use of aircraft in the amount of $224,000 .

(3) To reflect the sale and impairment of the Las Vegas Note. The Company has received cash payments from the Buyer of $2.8 Million, a non-recourse loan from Turnberry Development, LLC., an affiliate of the Buyer, in the amount of $5 Million and a promissory note issued by Soffer/Cherry Hill Partners, L.P. ("Cherry Hill Partners"), another affiliate of the Buyer, in the principal amount of $35,842,027 (the "Cherry Hill Note"). The principal amount of the Cherry Hill Note equals the difference between the unpaid principal plus all accrued and unpaid interest (at 22%) under the Las Vegas Note, less the $2.8 million in purchase price payments and $5 million no-recourse loan paid to the Company.

(4) To reflect a note payable that was retired in connection with this transaction.

(5) To reflect the value of a note payable in the amount of $2,589,240 which represents the interest due on the $5 Million non-recourse loan from Turnberry Development, LLC.

(6)  To reflect the interest due on the $5 Million non-recourse loan.

(7) To reflect nine months of interest payments on the $5 Million non-recourse loan.

(8) To reflect the reclass of nine months of interest on the $5 Million non-recourse loan.

(9) To reflect the reclass of twelve months of interest on the $5 Million non-recourse loan.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2004

                                     ASSETS

                                                                    INTERNATIONAL
                                                                     THOROUGHBRED                PRO FORMA            PRO FORMA
                                                                    BREEDERS, INC.              ADJUSTMENTS           COMBINED
                                                                   -----------------         ------------------   ------------------
CURRENT ASSETS:
     Cash and Cash Equivalents                                  $         7,223,936  $  (1)          1,400,000   $        7,573,936
                                                                                        (7)           (600,000)
                                                                                        (8)           (450,000)
     Restricted Cash                                                        420,000                                         420,000
     Accounts Receivable                                                    223,571                                         223,571
     Prepaid Expenses                                                       593,230     (2)            224,000              817,230
     Spare Parts Inventory                                                  992,211                                         992,211
     Other Current Assets                                                    38,379                                          38,379
     Assets of Discontinued Operations                                      400,873                                         400,873
                                                                   -----------------         ------------------   ------------------
     TOTAL CURRENT ASSETS                                                 9,892,200                    574,000           10,466,200
                                                                   -----------------         ------------------   ------------------


PLANT & EQUIPMENT:
     Leasehold Improvements - Port of Palm Beach                            913,394                                         913,394
     Equipment                                                            1,975,323                                       1,975,323
     Vessel Not Placed in Service - Royal Star                            1,084,163                                       1,084,163
                                                                   -----------------                              ------------------
                                                                          3,972,880                                       3,972,880
     LESS: Accumulated Depreciation and Amortization                        736,455                                         736,455
                                                                   -----------------                              ------------------

     TOTAL PLANT & EQUIPMENT - NET                                        3,236,425                                       3,236,425
                                                                   -----------------                              ------------------



OTHER ASSETS:
     Notes Receivable                                                    26,600,000     (3)        (16,600,000)          16,125,289
                                                                                        (2)           (224,000)
                                                                                        (3)         11,560,049
                                                                                        (5)          2,589,240
                                                                                        (3)         (5,000,000)
                                                                                        (3)         (1,400,000)
                                                                                        (1)         (1,400,000)
     Mortgage Contract Receivable - Related Party                        13,750,000                                      13,750,000
     Deposits and Other Assets - Related Parties                          7,498,636                                       7,498,636
     Deposits and Other Assets - Non-Related Parties                        334,975                                         334,975
                                                                   -----------------         ------------------   ------------------
     TOTAL OTHER ASSETS                                                  48,183,611                (10,474,711)          37,708,900
                                                                   -----------------         ------------------   ------------------

TOTAL ASSETS                                                    $        61,312,236  $              (9,900,711)  $       51,411,525
                                                                   =================         ==================   ==================

See Notes to Pro Forma Consolidated Financial Statements.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2004

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                    INTERNATIONAL
                                                                     THOROUGHBRED                PRO FORMA          PRO FORMA
                                                                    BREEDERS, INC.              ADJUSTMENTS           COMBINED
                                                                   -----------------         ------------------   ------------------
CURRENT LIABILITIES:
     Accounts Payable                                           $         1,525,576  $                           $        1,525,576
     Accrued Expenses                                                     1,279,696     (4)             75,000            1,454,696
                                                                                        (4)            100,000
     Short-Term Debt                                                      4,099,454     (5)            467,520            4,609,709
                                                                                        (6)           (467,520)
                                                                                        (7)           (368,550)
                                                                                        (9)            387,405
                                                                                        (8)            491,400
     Short-Term Debt - Related Parties                                      183,164                                         183,164
     Liabilities of Discontinued Operations                                 308,397                                         308,397
                                                                   -----------------         ------------------   ------------------
     TOTAL CURRENT LIABILITIES                                            7,396,287                    685,255            8,081,542
                                                                   -----------------         ------------------   ------------------

LONG-TERM LIABILITIES:
     Long-Term Debt - Net of Current Portion                              5,180,433     (5)          2,121,720            6,423,348
                                                                                        (8)           (491,400)
                                                                                        (9)           (387,405)

     Long-Term Debt - Related Parties                                       257,014                                         257,014
                                                                   -----------------         ------------------   ------------------
     TOTAL LONG-TERM LIABILITIES                                          5,437,447                  1,242,915            6,680,362
                                                                   -----------------         ------------------   ------------------

DEFERRED INCOME                                                           8,226,540     (3)         (1,439,951)           6,786,589

COMMITMENTS AND CONTINGENCIES                                             -                                               -

STOCKHOLDERS' EQUITY:
     Series A Preferred Stock, $100 Par Value,
     Authorized 500,000 Shares, 362,489
     Issued and Outstanding                                              36,248,875                                      36,248,875
     Common Stock, $2 Par Value, Authorized 25,000,000 Shares,
     Issued, 11,480,279 and 11,480,278, respectively and
     Outstanding, 7,802,134 and 8,252,133, respectively                  22,960,557                                      22,960,557
     Capital in Excess of Par                                            20,191,982                                      20,191,982
     (Deficit) (subsequent to June 30, 1993,
     date of quasi-reorganization)                                      (37,302,464)    (3)        (11,439,951)         (47,691,394)
                                                                                        (3)          1,439,951
                                                                                        (7)            (81,450)
                                                                                        (6)           (132,480)
                                                                                        (4)            (75,000)
                                                                                        (4)           (100,000)
                                                                   -----------------         ------------------   ------------------
                                                                         42,098,950                (10,388,930)          31,710,020
     LESS:
     Treasury Stock, 3,678,146 and 3,228,146 Shares,
     respectively, at Cost                                               (1,839,073)                                     (1,839,073)
     Deferred Compensation, Net                                              (7,915)                                         (7,915)
                                                                   -----------------                              ------------------
     TOTAL STOCKHOLDERS' EQUITY                                          40,251,962                                      29,863,032
                                                                   -----------------                              ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $        61,312,236  $              (9,900,711)  $       51,411,525
                                                                   =================         ==================   ==================

See Notes to Pro Forma Consolidated Financial Statements.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2004

                                                                    INTERNATIONAL
                                                                     THOROUGHBRED                PRO FORMA            PRO FORMA
                                                                    BREEDERS, INC.              ADJUSTMENTS           COMBINED
                                                                   -----------------         ------------------   ------------------
OPERATING REVENUES:
     Gaming                                                     $        20,432,796  $                           $       20,432,796
     Fare                                                                 2,358,272                                       2,358,272
     On Board                                                             1,395,253                                       1,395,253
     Other                                                                  232,112                                         232,112
                                                                   -----------------                              ------------------
                                        NET OPERATING REVENUES           24,418,433                                      24,418,433
                                                                   -----------------                              ------------------

OPERATING COSTS AND EXPENSES:
     Gaming                                                               6,488,191                                       6,488,191
     Fare                                                                 2,732,424                                       2,732,424
     On Board                                                               689,206                                         689,206
     Maritime & Legal Expenses                                            5,050,119                                       5,050,119
     General & Administrative Expenses                                    2,737,332                                       2,737,332
     General & Administrative Expenses - Parent                           1,179,085                                       1,179,085
     ITG Vegas Bankruptcy Costs                                             388,759                                         388,759
     Development Costs                                                      486,852                                         486,852
     Depreciation & Amortization                                            514,007                                         514,007
                                                                   -----------------                              ------------------
                            TOTAL OPERATING COSTS AND EXPENSES           20,265,975                                      20,265,975
                                                                   -----------------                              ------------------

OPERATING INCOME                                                          4,152,458                                       4,152,458
                                                                   -----------------                              ------------------

OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                     (1,363,067)    (4)             75,000           (1,369,517)
                                                                                        (7)            (81,450)
     Interest Income                                                        251,514                                         251,514
     Other Income                                                            16,239                                          16,239
                                                                   -----------------         ------------------   ------------------
                                   TOTAL OTHER INCOME (EXPENSE)          (1,095,314)                    (6,450)          (1,101,764)
                                                                   -----------------         ------------------   ------------------

INCOME BEFORE TAX PROVISION                                               3,057,144                     (6,450)           3,050,694
     Less: Income Tax Expense                                               170,000                                         170,000
                                                                   -----------------         ------------------   ------------------

NET INCOME                                                      $         2,887,144  $                  (6,450)  $        2,880,694
                                                                   =================         ==================   ==================

NET INCOME PER COMMON SHARE:
     BASIC                                                      $              0.36  $                   (0.00)  $             0.36
                                                                   =================         ==================   ==================
     DILUTED                                                    $              0.29  $                   (0.00)  $             0.28
                                                                   =================         ==================   ==================
WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING - Basic                                             7,977,224                  7,977,224            7,977,224
                                                                   =================         ==================   ==================
WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING - Diluted                                          10,129,978                 10,129,978           10,129,978
                                                                   =================         ==================   ==================

See Notes to Pro Forma Consolidated Financial Statements.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2003

                                                                    INTERNATIONAL
                                                                     THOROUGHBRED                PRO FORMA            PRO FORMA
                                                                    BREEDERS, INC.              ADJUSTMENTS           COMBINED
                                                                   -----------------         ------------------   ------------------
OPERATING REVENUES:
     Gaming                                                     $        26,354,930  $                           $       26,354,930
     Fare                                                                 2,952,066                                       2,952,066
     On Board                                                             1,773,926                                       1,773,926
     Other                                                                        0                                               0
                                                                   -----------------                              ------------------
                                        NET OPERATING REVENUES           31,080,921                                      31,080,921
                                                                   -----------------                              ------------------

OPERATING COSTS AND EXPENSES:
     Gaming                                                               7,889,140                                       7,889,140
     Fare                                                                 3,171,856                                       3,171,856
     On Board                                                               849,022                                         849,022
     Maritime & Legal Expenses                                            5,960,421                                       5,960,421
     General & Administrative Expenses                                    4,121,811                                       4,121,811
     General & Administrative Expenses - Parent                           1,452,047                                       1,452,047
     ITG Vegas Bankruptcy Costs                                             841,348                                         841,348
     Development Costs                                                      306,952                                         306,952
     Depreciation & Amortization                                            254,082                                         254,082
                                                                   -----------------                              ------------------
                            TOTAL OPERATING COSTS AND EXPENSES           24,846,679                                      24,846,679
                                                                   -----------------                              ------------------

OPERATING INCOME                                                          6,234,242                                       6,234,242
                                                                   -----------------                              ------------------

OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                     (1,338,649)    (4)            100,000           (1,371,129)
                                                                                        (6)           (132,480)
     Interest Income                                                         81,039                                          81,039
     Other Income                                                           402,694                                         402,694
     Impairment Loss                                                                    (3)        (10,000,000)         (10,000,000)
                                                                   -----------------         ------------------   ------------------
                                   TOTAL OTHER INCOME (EXPENSE)            (854,916)               (10,032,480)         (10,887,396)
                                                                   -----------------         ------------------   ------------------

INCOME BEFORE TAX PROVISION                                               5,379,326                (10,032,480)          (4,653,154)
     Less: Income Tax Expense                                               145,500                                         145,500
                                                                   -----------------         ------------------   ------------------

NET INCOME                                                      $         5,233,826  $             (10,032,480)   $      (4,798,654)
                                                                   =================         ==================   ==================

NET INCOME PER COMMON SHARE:
     BASIC                                                      $              0.54  $                   (1.03)  $            (0.49)
                                                                   =================         ==================   ==================
     DILUTED                                                    $              0.54  $                   (1.03)  $            (0.49)
                                                                   =================         ==================   ==================
WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING - Basic                                             9,720,275                  9,720,275            9,720,275
                                                                   ==================        ==================   ==================
WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING - Diluted                                           9,720,275                  9,720,275            9,720,275
                                                                   ==================        ==================   ==================

See Notes to Pro Forma Consolidated Financial Statements.

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